Exhibit 99
PG&E Corporation:
Solid Growth, Low Regulatory Risk
Peter A. Darbee,Chairman, CEO and President
Morgan Stanley Investor Conference and Investor Meetings
April 1, 2008 - April 3, 2008
Boston/New York

Cautionary Statement Regarding Forward-Looking
Information
This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2008 and 2009 earnings per share from operations, targeted compound average annual growth rate for earnings per share from operations over the 2007-2011 outlook period, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth.
These statements are based on current expectations which management believes are reasonable including that the Utility’s rate base averages
$18.4 billion in 2008 and $20.8 billion in 2009, that the Utility earns at least its authorized rate of return on equity, that the Utility’s ratemaking capital structure is maintained at 52 percent equity, and that the Utility is successful in implementing its initiatives to become more efficient and reduce costs. Actual results may differ materially. Factors that could cause actual results to differ materially include:
 ▪ The Utility’s ability to manage capital expenditures and operating costs within authorized levels and recover costs through rates in a timely manner;
 ▪ the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and
 the Federal Energy Regulatory Commission;
 ▪ the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
 ▪ the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
 ▪ the potential impacts of climate change on the Utility’s electricity and natural gas business;
 ▪ changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
 ▪ operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo
 Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
 ▪ whether the Utility is able to maintain the cost efficiencies it has recognized from the completed initiatives to improve its business processes and customer service, improve its performance following the October 2007 implementation of new work processes and systems and identify and successfully implement additional cost saving measures;
 ▪ whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas systems;
 ▪ whether the Utility is able to achieve the CPUC’s energy efficiency targets and timely recognize any incentives the Utility may earn;
 ▪ the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 ▪ the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the
 California wholesale electricity market;
 ▪ how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
 ▪ the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
 ▪ the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms;
 ▪ the impact of environmental laws and regulations and the costs of compliance and remediation;
 ▪ the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and
 ▪ other risks and factors disclosed in PG&E Corporation’s and the Utility’s annual and other reports filed with the SEC.

PCG offers strong fundamentals at an attractive
valuation:
 8% targeted earnings growth - top quartile
 among comparators
PCG: Investment Case
• $13.6 billion CapEx 2008-2011
• 85% of CapEx approved
• 11.35% ROE on 52% equity
• High-performing, low-carbon generation
• Recession-insulated

$3.60
$3.20
$2.80
$2.40
$2.00
2006
2007
2008 Estimated
2009 Estimated
Guidance Range

* Reg G reconciliation to GAAP for 2006 and 2007 EPS from Operations, and
 2008 and 2009 EPS Guidance available in Appendix and at www.pge-corp.com
EPS from Operations*
Confirming EPS Guidance
EPS from Operations Guidance:
 • 2008 guidance of $2.90-$3.00 per share
 • 2009 guidance of $3.15-$3.25 per share
 • 8% targeted CAGR 2007-2011

PCG Value Drivers
• Constructive regulatory environment
• Significant low-risk capital investment
• Focus on operational performance
• Advancing innovation and technology
• Policy leadership

Constructive Regulatory Environment
• Revenue decoupling
• Forward-looking regulatory approvals
• Reasonable capital structure and ROEs
 - 2008 :   52% Equity structure/11.35% ROE
 - 2009- beyond: Awaiting Proposed Decision

Capital Expenditure Outlook ($MM)
$4,000
$3,000
$2,000
$1,000
$0

$3.4 Billion Avg. Annual Capital Investment 2008-2011
2007A
2008
2009
2010
2011
$2.8 B
$3.6 B
$3.3 B
$3.2 B
$3.4 B
Capital Expenditure Outlook

Average Annual Rate Base ($B)*
$26
$24
$22
$20
$18
$16
$14
$12
$16.8
$18.4
$20.8
$22.6
$24.1

* Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
2007A
2008
2009
2010
2011
9.5% Projected Rate Base Growth

• On-track project execution
 - $1.7 B SmartMeterTM advanced metering infrastructure deployment
 - Gateway Station
 - Colusa Station and Humboldt repowering
 - Diablo Steam Generator replacement
• Over 20% RPS goal contracted
• Diablo Canyon 95% capacity factor
• Additional areas of opportunity and focus
 - Expanded strategic sourcing
 - Asset optimization
 - Field force productivity
Operational Performance

Opportunity through Innovation
• Energy efficiency programs
• SmartMeterTM advanced metering infrastructure
 - $1.4 B capital deployment underway
 - $565 MM of additional capital upgrades proposed
• Emerging generation technologies
 - Solar
 - Wave
 - Vehicle-to-grid

Policy Leadership
• Climate change, GHG legislation and energy
 independence
 - Founding member of U.S. Climate Action Partnership/ leading voice in global climate change
• California capacity market
• Renewable generation
 - 1,000 MW of solar-thermal generation planned by 2012
• Environmental stewardship
 - Nationally-recognized plan for cost-effective construction/ maintenance in compliance with endangered species requirements.

Key Takeaways From Today’s Discussion
• PCG offers strong fundamentals at an attractive
 valuation
• $13.6 B of planned CapEx 2008-2011, 85% approved
• Supportive regulatory environment
• Wide-ranging management experience focused on
 operational excellence
• Demonstrated policy leadership in climate change and
 emerging industry issues

Appendix

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
2007
EPS on an Earnings from Operations Basis	$2.57	$2.78
Items Impacting Comparability:
Scheduling Coordinator Cost Recovery Environmental Remediation Liability Recovery of Interest on PX Liability Severance Costs	0.21 (0.05) 0.08 (0.05)	- - - -
EPS on a GAAP Basis	$2.76	$2.78
2006
2006 & 2007 EPS - Reg G Reconciliation

2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.90 0.00 $2.90	$3.00 0.00 $3.00

2009
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$3.15 0.00 $3.15	$3.25 0.00 $3.25
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

EPS Guidance - Reg G Reconciliation